Exhibit 10.10

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE
TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE
SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE
PLACE WITH FIVE ASTERISKS (*****).

ADDENDUM No. 1

To the Charter Party dated 16.01.2004

for HHI Hull No 1653

It has been mutually agreed between :

Messrs Capetanissa Maritime Corporation, of Liberia, as Owners

guaranteed by Costamare Shipping Company S.A.

and

Messrs Cosco Container Lines Ltd, of Shanghai, as Charterers

that :

the above Charter Party is being amended as follows:

-	Line 28 insertion to read: “12 years +/- ***** days in Charterers’ option.”
-	Line 97 insertion to read: “US$ 36,400 net per day prorata including overtime”.
-	Clause 60: Vessel’s TIC description to be replaced by the updated T/C description as attached.
-	Clause 66 3rd line: “*****” is replaced by “*****”.

All other terms, conditions and exceptions of the above Charter Party remain in force unaltered.

The Owners	The Charterers

/s/ Vassillos C. Constantakopoulos	/s/
Vassillos C. Constantakopoulos President

27th December, 2004.

Preliminary Description
( HHI Hull No 1653 )

9.500 teu Class! Gearless Cellular Container ship

OWNERS/	Messrs Capetanissa Maritime Corporation, of Liberia, as Owners of HHI Hull No 1653

MANAGERS	guaranteed by Costamare Shipping Company S.A. 60 Zephyrou str & Syngrou ave. 175 64 Athens ‒ Greece Phone: +30 210 9490000 Fax:+30 210 9409051/52 Telex 220601/220602 mare gr E-Mail: info@costamare.com
BUILT	2006
SHIPYARD	Hyundai Heavy Industries Co., Ltd.
FLAG	Greek
REGISTRY	Piraeus
CLASS	G.L/ X 100A5, “Container ship”, IW, SOLAS II-2 Reg. 19, X MC, AUT, GP, RCP
ENG./BRIDGE	Semi-aft

10 Holds / 20 Hatches plus 1 Aftermost Deck Bay/ 59 panels with max. weight 41 m/t. excluding loose lashing materials.

Hatch No	Opening	Panels
No 1 (F)	12.64x 17.90m	2
No 1 (A)	12.64 x 27.94 m	3
No 2 (F)	12.64 x 33.48 m	3
No 2(A) ‒ 10(A)	12.64 x 38.34 m	3 each

The panels are not interchangeable and can be operated in a non-sequential order.

MAIN PARTICULARS

L.O.A		350.00	m
L.B.P		333,44	m
Breadth	(moulded)	42.80	m
Depth	(moulded)	27.30	m
Scantling draught	(moulded)	14.50	m
Designed draught	(moulded)	13.00	m
Air Draught		61.2	m
Deadweight @ Design Draught		88.400	mt
Deadweight @ Scantling Draught		107.200	mt
Lightship weight		37.200	mt
Gross Tonnage		109.000

Tank Capacities	Volume (m3)
Fuel Oil	10.800
Diesel Oil	500
Ballast Water	28.000
Fresh Water	250

Max Containers intake: 9.449 teu (basis 8 tiers on deck of ISO standard containers 20’/40’ x 8’ x 8’6”)

Alternative (a)	Maximum number of 20’ containers are preferentially loaded and 40’ containers are loaded in the remaining space
Stowage	7.743 x 20’ x 8’ 6” plus 853 x 40’ x 8’ 6”
Holds	3.211 x 20’ x 8’ 6” plus 721 x 40’ x 8’ 6”
Deck	4.532 x 20’ x 8’ 6” plus 132 x 40’ x 8’ 6”

Alternative (b)	Maximum number of 40’ containers are preferentially loaded and 20’ containers are loaded in the remaining space
Stowage	63 x 20’ x 8’ 6” plus 4.677 x 40’ x 8’ 6”
Holds	55 x 20’ x 8’ 6” plus 2.299 x 40’ x 8’ 6”
Deck	8 x 20’ x 8’ 6” plus 2.378 x 40’ x 8’ 6”

Note:	Capacity of Alternative (b) can be increased by up to 32teu provided deck Bays No 19 and 47 are fully loaded with 20’ units.

45’ Containers intake (On deck only, basis 7 container tiers on deck).

Bays 66-74-82	From the 1st tier and above.	349 units
Bays 2 to 62, 70,78	From the 3rd tier and above.	1.151 units
	T o t a l	1.500 units

UNDER DECK CLEARANCES.

In case cargo holds are fully loaded, two (2) high cube containers (40’ X 8’ X 9’ 6”) can be included per stack in any tier.

9’6” High cube containers intake (basis 7 tiers on deck and 10 tiers maximum containers loading in cargo holds).

In holds	570 feu
On deck	1.694 feu
T o t a l	2.264 feu

9’6” High cube containers maximum intake (sacrificing top tier, when required).

In holds	2.007 feu
On deck	2.079 feu
T o t a l	4.086 feu

Calculations with regard to containers intake are subject to compliance with the provisions of “Cargo Securing Manual”, visibility restrictions from the Bridge, stress and stability limitations.

Fittings

Holds

Fully cellularized in holds for loading 20’/40’ containers. 2x20’ can be loaded from the first tier in all cargo holds. 40’ cells in all cargo holds capable for loading either 1x40’ or, 2x20’ units up to 7 tier high capped with 40’ units thereafter.

Fully flexible stowage cell guide system.

The cell guides and the hull structure in all cargo holds are constructed for random stowage of 8’6” or 9’6” containers in any sequence.

Deck.

Fully fitted for loading 20’ or 40’ containers. In addition Bays No 66 and 74 are designed for 20140’ and 45’ containers from the first tier and the aftermost Bay No 82 exclusively for 40’/45’ containers. Fully fitted with restraint devices including full set of 0.S.H.A approved loose fittings and lashings.

Stackweights.

On Deck

20’	90 mt/ stack
40’	140 mt/ stack

In Holds

20’	30 mt/ unit
40’	30,5 mt/ unit

Stackweights are given for structural strengthening aspects and actual tier weight distribution shall be in compliance with the lashing forces calculation results.

Reefer Plugs ( “RCP” Class notation )

On Deck	500	30 plugs each, Bay 18 through Bay 78 plus 20 plugs on Bay 14.

In Holds	200	68 plugs each, Bay 42 and Bay 50 plus 64 plugs in Bay 58.

Total	700	Reefer plugs A.0 440V, 60 Hz, 32A CEE 17-3h type, supplied by a “Ringnet system” with eight (8) ringnet SWBDs, designed for high power redundancy.

Electrical installations, ventilation arrangements, remote monitoring system, accessibility for monitoring and repairs, shall fully comply with the requirements of “Class” in respect of the assignment of “RCP” Class Notation.

Machinery

Main Engine	One (1) set Hyundai MAN B&W 12K98MC
(8,9% up-rated version)
MCR	101.640 BHP at 97 rpm
NCR	91.510 BHP at 93.7 rpm

Diesel Engines	Two	(2) Sets x abt 3.000 kW each
	Three	(3) Sets x abt 2.300 kW each
Generators	Two	(2) sets x 2.800 kW plus three (3) sets x 2.200 kW.

Emergency Generator	One (1) set Emergency diesel generator 500 kW.

Fuel Specifications

Main Engine and Auxiliary Engines	HFO RMK 55 - Max 700 cSt at 50[0] C

The bunkers to be delivered must meet ISO 8217: 1996 International Standard and any subsequent revision thereof and must not contain waste lubricating oil, chemical waste, or any other substances which are not inherent to bunkers.

Speed/ Consumption

Speed and consumption as per Shipbuilding contract.

Service speed at the design draught and M/E NCR to be ***** knots with ***** sea margin at the condition of clean bottom, in deep and currentless water, under good weather condition with max.Bf scale 3-sea state 2.

Daily fuel oil consumption at the M/E NCR to be about ***** mt plus ***** for IMO NOx emission compliance, basis MDO of 10.200 kcal/kg in lower calorific value at shop test under ISO reference condition.

The consumption for lower speeds, at design draught and even keel, with clean bottom under good weather condition i.e Bf scale 3-sea state 2, in deep and currentless water, to be determined within six (6) months after vessel’s delivery.

Endurance *****n.m

Auxiliary Engines Consumption

About ***** g/kWh + ***** at 85% MCR based on MDO of 10.200 kcal/kg in lower calorific value at shop test under ISO reference condition.

Sludge removal if any to be for Owners’ account.

STABILITY

Homogeneous loading with 45% containers VCG, at scantling draught, basis full consumables, satisfying IMO stability criterion.

•	8.180 teu of 9 mt each	(holds 4.653 + deck 3.527 teu)
•	8.010 teu of 10 mt each	(holds 4.653 + deck 3.357 teu)
•	7.710 teu of 11 mt each	(holds 4.653 + deck 3.057 teu)
•	7.340 teu of 12 nit each	(holds 4.653 + deck 2.687 teu)
•	6.680 teu of 14 mt each	(holds 4.653 + deck 2.027 teu)
•	5.900 teu of 16 mt each	(holds 4.653 + deck 1.247 teu)
•	5.240 teu of 18 mt each	(holds 4.653 + deck 587 teu)
•	4.720 teu of 20 mt each	(holds 4.653 + deck 67 teu)

VENTILATION IN CARGO HOLDS

Hold No.	Supply	Exhaust
Hold No 1,2,3,4,5,9 & 10		2 air changes/hour
Hold No 6,7 & 8	75 m3/min per 40’ reefer container

LOADING OF DANGEROUS GOODS (D.O.0 provisions)

Compartment	D.G Classes permitted.
Cargo holds 1,3,4,5, 9 & 10	Class 1.4S/ 2 /3 /4 /5.1 /6.1 /8 / 9 except hydrogen and mixtures, acetylene, ethyl-nitrite/nitrate, carbon disulphide.
Cargo hold 2	Class 1/ 2 /3 /4 /5.1 /6.1 /8 / 9 except hydrogen and mixtures, acetylene, ethyl-nitrite/nitrate, carbon disulphide
Cargo holds 6,7,8	Class 1.4S/ 2.2/ 3.3/ 4/ 5.1/ 6.1A/ 8A,D
Weather Deck	Class 1 to 5.1/ 6.1/ 8

Simultaneous loading of Dangerous Goods and Reefer Containers in Cargo Holds No 6,7,8 not to be considered.

SUNDRY

•	Water Ballast Management, “Flow Through method” (“Green Passport” Class notation)
•	Vessel to comply with, I.S.M, I.S.O and I.S.P.S code requirements.
•	Hydraulic “Side Pilot Doors” for easy access.
•	All around “Universal Fairleads”
•	Bow thruster 2.500 kW.
•	CO2 fire fighting system for Cargo Holds, Engine Room.
•	Sewage treatment plant.
•	Four (4) Anti-heeling tanks.
•	Auto anti-heeling pump, capacity 1.000 cbm/hour
•	Evaporator productivity abt. 40 mt/day.
•	Suez Canal/Australia fitted
•	Vessel is equipped with all modern Satcom and Navigation aids, including “Integrated Navigation System”.
•	Modem Loadmaster computer with enhanced futures.

“All details “about” and to be confirmed after vessel’s delivery”